Vanguard Funds

Supplement to the Statement of Additional Information

Leadership Announcement

Effective September 23, 2016, Heidi Stam has retired as Managing Director and General Counsel of Vanguard and Secretary of each of the Vanguard funds. Also effective September 23, 2016, Anne E. Robinson, Managing Director of Vanguard, has been elected to replace Ms. Stam as General Counsel of Vanguard and Secretary of each of the Vanguard funds.

Statement of Additional Information Text Changes

All references to Heidi Stam are hereby replaced with Anne E. Robinson. Ms. Robinson’s principal occupations and outside directorships during the past five years are as follows:

Ms. Robinson has served as General Counsel of Vanguard since September 2016; Secretary of Vanguard and of each of the investment companies served by Vanguard, since September 2016; Director and Senior Vice President of Vanguard Marketing Corporation since September 2016; and a Managing Director of Vanguard since August 2016. Ms. Robinson served as Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup from 2014 to 2016. She served as counsel at American Express from 2003 to 2014.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 092016